UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2026

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 14, 2026, Beyond Air, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor. Pursuant to the Purchase Agreement, the Company agreed to sell to the investor, and the investor agreed to purchase from the Company, in a private placement offering, an aggregate of (i) 524,990 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $1.272 per Share, (ii) pre-funded warrants to purchase up to 3,405,828 shares of Common Stock (the “Pre-funded Warrants”) at a purchase price of $1.2719 per Pre-funded Warrant and (iii) warrants to purchase up to 3,930,818 shares of Common Stock (the “Common Warrants”, and together with the Pre-funded Warrants the “Warrants”), for aggregate gross proceeds under the Purchase Agreement of $5,000,000. Each Share and each Pre-funded Warrant was sold with an accompanying Common Warrant to purchase one share of Common Stock. The Pre-funded Warrants have an exercise price of $0.0001 per share, and the Common Warrants have an exercise price of $1.147 per share. The offering closed on January 16, 2026 (the “Closing Date”), on satisfaction of customary closing conditions.

The Pre-funded Warrants are exercisable immediately upon issuance and shall expire when exercised in full. The Common Warrants are exercisable immediately upon issuance and expire on January 16, 2031, if not fully exercised. The Common Warrants are exercisable on a cashless basis in the event that, at the time of exercise, there is not an effective registration statement for the resale of the shares underlying the Common Warrants. The respective Pre-funded Warrants or Common Warrants may not be exercised to the extent such exercise would cause the holder to beneficially own more than 4.99% of the Company’s issued and outstanding Common Stock. The exercise price of the Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Pursuant to the Purchase Agreement, for a period commencing upon the signing of the Purchase Agreement, until 90 days after the effective date of the Registration Statement, neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or common stock equivalents, or (ii) file any registration statement or any amendment or supplement thereto. The restrictions are subject to certain exceptions as described in the Purchase Agreement. Further, for a period of six months following the closing date, Company is also prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, as defined in the Purchase Agreement.

In connection with the Purchase Agreement, on January 14, 2026, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the investor. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale of the Shares and the shares of common stock underlying the Warrants. The Company agreed to file the Registration Statement by February 4, 2026, and to have such Registration Statement declared effective within 60 days after January 14, 2026, or 90 days after January 14, 2026 in the event of a “full review” by the SEC. The Company will be obligated to pay liquidated damages to the investors if the Company fails to file the Registration Statement when required or fails to cause the Registration Statement to be declared effective by the SEC when required.

The Shares, Pre-funded Warrants and Common Warrants (and the shares of Common Stock underlying the Warrants) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

On January 14, 2026, in connection with the private placement offering, the Company entered into a Placement Agency Agreement with Rodman & Renshaw LLC. The Company will pay the placement agent an aggregate cash fee equal to 7.0% of the gross proceeds of the private placement offering and agreed to reimburse the placement agents for all reasonable out-of-pocket expenses, not exceeding $50,000 in aggregate.

The foregoing descriptions of the Purchase Agreement, Pre-funded Warrants, Common Warrants, Registration Rights Agreement and the Placement Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of such documents which are attached as exhibits to this Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On January 14, 2026, the Company issued a press release to announce the private placement offering described above in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-funded Warrant
4.2	Form of Common Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Placement Agency Agreement
99.1	Press Release from Beyond Air, Inc., dated as of January 14, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: January 20, 2026	By:	/s/ Steven A. Lisi
	Name:	Steven A. Lisi
	Title:	Chief Executive Officer